Exhibit 99.1

BEARD ENERGY TRANSITION ACQUISITION CORP.

INDEX TO CONSOLIDATED FINANCIAL STATEMENT

Report of Independent Registered Public Accounting Firm	F-2
Consolidated Balance Sheet as of November 29, 2021	F-3
Notes to Consolidated Financial Statement	F-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders

Beard Energy Transition Acquisition Corp.

Opinion on the financial statement

We have audited the accompanying consolidated balance sheet of Beard Energy Transition Acquisition Corp. (a Delaware corporation) (the “Company”) as of November 29, 2021, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of November 29, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ GRANT THORNTON LLP

We have served as the Company’s auditor since 2021.

Newport Beach, California

December 3, 2021

BEARD ENERGY TRANSITION ACQUISITION CORP.

CONSOLIDATED BALANCE SHEET

NOVEMBER 29, 2021

Assets:
Current assets:
Cash	$3,007,931
Prepaid expenses	640
Total current assets	3,008,571
Cash held in Trust Account	234,625,500
Total assets	$237,634,071

Liabilities, Redeemable Class A Common Stock and Stockholders' Deficit:
Current liabilities:
Accounts payable	$5,394
Accrued offering costs	417,516
Franchise tax payable	160,656
Promissory note - related party	244,726
Total current liabilities	828,292
Deferred underwriting fee payable	8,050,000
Total liabilities	8,878,292

Commitments and Contingencies (Note 7)
Class A common stock subject to possible redemption, 23,001,250 shares at redemption value of $10.20 per share	234,625,500

Stockholders' Deficit:
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; no shares issued and outstanding	—
Class A common stock, $0.0001 par value; 200,000,000 shares authorized; no shares issued and outstanding (excluding 23,001,250 shares subject to possible redemption)	—
Class V common stock, $0.0001 par value; 20,000,000 shares authorized; 5,751,250 issued and outstanding	575
Additional paid-in capital	—
Accumulated deficit	(5,790,063)
Total Beard Energy Transition Acquisition Corp. (deficit)	(5,789,488)
Non-controlling interest in subsidiary	(80,233)
Total stockholders' deficit	(5,869,721)
Total Liabilities, Redeemable Class A Common Stock and Stockholders' Deficit	$237,634,071

The accompanying notes are an integral part of this financial statement.

BEARD ENERGY TRANSITION ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

NOVEMBER 29, 2021

NOTE 1. DESCRIPTION OF ORGANIZATION, BUSINESS OPERATIONS AND GOING CONCERN

Beard Energy Transition Acquisition Corp. (the “Company”) is a blank check company incorporated in Delaware on February 8, 2021. As used herein, “the Company” refers to Beard Energy Transition Acquisition Corp. and its majority-controlled operating subsidiary, Beard Energy Transition Acquisition Holdings LLC (the “Opco”), unless the context indicates otherwise. The Company is formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”).

All activity for the period from February 8, 2021 (inception) through November 29, 2021 relates to the Company’s formation and initial public offering (“Initial Public Offering”). The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering and a portion of the proceeds derived from the sale of Private Placement Warrants (as defined below) that were placed in the Trust Account (as defined below). The Company has selected December 31 as its fiscal year end.

The registration statement for the Company's Initial Public Offering was declared effective on November 23, 2021. On November 29, 2021, the Company consummated the Initial Public Offering of 23,000,000 units, (the “Units” and, with respect to the shares of Class A common stock included in the Units sold, the “Public Shares”), including 3,000,000 Units issued pursuant to the exercise of the underwriter’s over-allotment option in full, generating gross proceeds of $230,000,000, which is discussed in Note 3.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 12,225,000 warrants (the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant in a private placement to Beard Energy Transition Acquisition Sponsor LLC (the “Sponsor”), including 1,200,000 Private Placement Warrants issued pursuant to the exercise of the underwriter’s over-allotment option in full, generating gross proceeds of $12,225,000, which is described in Note 4.

Following the closing of the Initial Public Offering on November 29, 2021, an amount of $234,625,500 from the net proceeds of the sale of the Units in the Initial Public Offering and a portion of the proceeds of the sale of the Private Placement Warrants was placed in a trust account (the “Trust Account”), and will be invested only in U.S. government treasury obligations with maturities of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the funds held in the Trust Account, as described below.

Transaction costs related to the issuances described above amounted to $13,308,754, consisting of $4,600,000 of cash underwriting fees, $8,050,000 of deferred underwriting fees and $658,754 of other offering costs. In addition, at November 29, 2021, $3,007,931 of cash was held outside of the Trust Account and is available for working capital purposes.

Following the Initial Public Offering, the Public Stockholders (as defined below) hold a direct economic equity ownership interest in the Company in the form of shares of Class A common stock, and an indirect ownership interest in Opco through the Company’s ownership of Class A Units of Opco. By contrast, the Initial Stockholders (as defined below) own direct economic interests in Opco in the form of Class A and Class B Units of Opco and a corresponding non-economic voting equity interest in the form of the Company’s Class V common stock, as well as a direct interest in the form of the Company’s Class A common stock. The Class A common stock forming part of the Sponsor Shares (as defined below) were purchased for $10.00 each and, in the absence of an initial Business Combination, will generally participate in liquidation or other payments on a pari passu basis with the shares of Class A common stock purchased as part of Units in the Initial Public Offering.

BEARD ENERGY TRANSITION ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

NOVEMBER 29, 2021

The Company will provide the holders (the “Public Stockholders”) of the Company’s outstanding shares of Class A common stock sold in the Initial Public Offering (the “Public Shares”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. Unless otherwise stated herein, the term “Public Shares” includes the 1,250 shares of Class A common stock of the Company held by the Sponsor and forming part of the Sponsor Shares. The decision as to whether the Company will seek stockholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The Public Stockholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then held in the Trust Account (initially $10.20 per Public Share). The per-share amount to be distributed to Public Stockholders who redeem their Public Shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriter. The Public Shares are recorded at a redemption value and classified as temporary equity in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 480, Distinguishing Liabilities from Equity.

The holders of the Founder Shares and Sponsor Shares (the “Initial Stockholders”) will not be entitled to (i) redemption rights with respect to any Founder Shares, Sponsor Shares or Public Shares held by them in connection with the completion of a Business Combination, (ii) redemption rights with respect to any Founder Shares, Sponsor Shares or Public Shares held by them in connection with a stockholder vote to approve an amendment to the Amended and Restated Certificate of Incorporation (a) in a manner that would affect the substance or timing of the Company’s obligation to redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination within 18 months (or 21 months, as applicable) from the closing of the Initial Public Offering or (b) with respect to any other provision relating to the rights of holders of the Class A common stock or pre-initial business combination activity or (iii) rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if the Company fails to complete a Business Combination within 18 months (or 21 months, as applicable) from the closing of the Initial Public Offering, although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares and any Sponsor Shares (Class A common stock and Class A Units only) they hold if the Company fails to complete a Business Combination within such time period.

The Company will have until 18 months (or 21 months, as applicable) from the closing of the Initial Public Offering (the “Combination Period”) to complete a Business Combination. If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to pay taxes of the Company or Opco (less an amount required to satisfy taxes of the Company and Opco and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares and Class A Units of Opco (other than those held by the Company), which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire without value to the holder thereof if the Company fails to complete a Business Combination within the Combination Period.

The underwriter has agreed to waive their rights to their deferred underwriting commission held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period and, in such event, such amounts will be included with the other funds held in the Trust Account that will be available to fund the

BEARD ENERGY TRANSITION ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

NOVEMBER 29, 2021

redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the Initial Public Offering price per Unit.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation and Financial Statement Presentation

The accompanying consolidated financial statement is presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the SEC.

The consolidated financial statement includes the accounts of the Company and its majority-owned and controlled operating subsidiary after elimination of all intercompany transactions and balances as of November 29, 2021.

Non-controlling Interest

The ownership interest of non-controlling participants in the operating subsidiary is included as a separate component of stockholders’ deficit.

The non-controlling interest in the operating subsidiary consists of Class A Units in Opco issued to an affiliate of the Sponsor and Class B Units in Opco issued to the Sponsor. Prior to an initial Business Combination, profits and losses of Opco are allocated to the holders of the Class A Units pro rata in accordance with the number of Class A Units held by such holder. Holder of the Class B Units do not participate in the profits and losses of Opco until conversion of the Class B Units to Class A Units in connection with an initial Business Combination. See Note 6 for additional details regarding Class A and Class B Units issued by Opco.

Use of Estimates

The preparation of the consolidated financial statement in conformity with U.S. GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash and cash equivalents. The Company did not have any cash equivalents as of November 29, 2021.

Cash Held in Trust Account

As of November 29, 2021, the assets held in the Trust Account were held in cash.

Warrants

The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in ASC 480 and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to the Company’s own common stock, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding. For issued or modified warrants that meet all of the criteria for equity

BEARD ENERGY TRANSITION ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

NOVEMBER 29, 2021

classification, the warrants are required to be recorded as a component of additional paid-in capital at the time of issuance. For issued or modified warrants that do not meet all the criteria for equity classification, the warrants are required to be recorded at their initial fair value on the date of issuance, and each balance sheet date thereafter. Changes in the estimated fair value of the warrants are recognized as a non-cash gain or loss on the statements of operations. The Public Warrants and Private Placement Warrants are equity classified (see Note 5).

Offering Costs associated with the Initial Public Offering

The Company complies with the requirements of ASC 340-10-S99-1 and SEC Staff Accounting Bulletin Topic 5A - Expenses of Offering. Offering costs consist of legal and other expenses incurred through the balance sheet date that are directly related to the Initial Public Offering.  Offering costs are charged against the carrying value of Class A common stock or the statement of operations based on the relative value of the shares of Class A common stock and the Warrants, as described below, to the proceeds received from the Units sold upon the completion of the Initial Public Offering. The Company incurred offering costs amounting to $13,308,754, consisting of $4,600,000 of cash underwriting fees, $8,050,000 of deferred underwriting fees and $658,754 of other offering costs. As such, the Company recorded $12,512,144 of offering costs as a reduction of temporary equity and $796,610 of offering costs as a reduction of permanent equity.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of a cash account in a financial institution which, at times may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.

Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC 820, Fair Value Measurements and Disclosures, (“ASC 820”), approximates the carrying amounts represented in the balance sheet, primarily due to their short-term nature.

Fair Value Measurement

ASC 820 establishes a fair value hierarchy that prioritizes and ranks the level of observability of inputs used to measure investments at fair value. The observability of inputs is impacted by a number of factors, including the type of investment, characteristics specific to the investment, market conditions and other factors. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Investments with readily available quoted prices or for which fair value can be measured from quoted prices in active markets will typically have a higher degree of input observability and a lesser degree of judgment applied in determining fair value.

The three levels of the fair value hierarchy under ASC 820 are as follows:

Level 1—Quoted prices (unadjusted) in active markets for identical investments at the measurement date are used.

Level 2—Pricing inputs are other than quoted prices included within Level 1 that are observable for the investment, either directly or indirectly. Level 2 pricing inputs include quoted prices for similar investments in active markets, quoted prices for identical or similar investments in markets that are not

BEARD ENERGY TRANSITION ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

NOVEMBER 29, 2021

active, inputs other than quoted prices that are observable for the investment, and inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3—Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment. The inputs used in determination of fair value require significant judgment and estimation.

In some cases, the inputs used to measure fair value might fall within different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the investment is categorized in its entirety is determined based on the lowest level input that is significant to the investment. Assessing the significance of a particular input to the valuation of an investment in its entirety requires judgment and considers factors specific to the investment. The categorization of an investment within the hierarchy is based upon the pricing transparency of the investment and does not necessarily correspond to the perceived risk of that investment.

Redeemable Shares

All of the 23,000,000 shares of Class A common stock sold as part of the Units in the Initial Public Offering and the 1,250 shares of Class A common stock purchased by an affiliate of the Sponsor on February 9, 2021 contain a redemption feature which allows for the redemption of such Public Shares in connection with the Company’s liquidation if there is a stockholder vote or tender offer in connection with a Business Combination and in connection with certain amendments to the Company’s Amended and Restated Certificate of Incorporation. In accordance with SEC and its staff’s guidance on redeemable equity instruments, which has been codified in ASC 480-10-S99, redemption provisions not solely within the control of the Company require shares of common stock subject to redemption to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity’s equity instruments, are excluded from the provisions of ASC 480.

The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable common stock to equal the redemption value at the end of each reporting period. Such changes are reflected in retained earnings, or in the absence of retained earnings, in additional paid-in capital. On November 29, 2021, the Company recorded an adjustment to present the redeemable Class A common stock at redemption value of $30,362,644, of which $24,665,315 was recorded against additional paid-in capital and $5,697,329 was recorded in accumulated deficit.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under ASC 740, Income Taxes ("ASC 740"). Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the consolidated financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of November 29, 2021. The Company is currently

BEARD ENERGY TRANSITION ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

NOVEMBER 29, 2021

not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

Recent Accounting Pronouncements

The Company’s management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statement.

NOTE 3. INITIAL PUBLIC OFFERING

The registration statement for the Company’s Initial Public Offering was declared effective on November 23, 2021. On November 29, 2021, the Company consummated the Initial Public Offering of 23,000,000 Units, including 3,000,000 Units issued pursuant to the exercise of the underwriter’s over-allotment option in full, generating gross proceeds of $230,000,000. Each Unit consisted of one share of Class A common stock and one-half of one redeemable warrant ("Public Warrant"). Each Public Warrant entitles the holder to purchase one share of Class A common stock at an exercise price of $11.50 per whole share.

NOTE 4. RELATED PARTY TRANSACTIONS

Founder Shares and Sponsor Shares

On February 9, 2021, an affiliate of the Sponsor paid an aggregate of $25,000 to cover certain offering expenses of the Company in exchange for the issuance of (i) 1,250 shares of the Class A common stock, (ii) 1,250 shares of the Company’s Class V common stock and (iii) 1,250 Class A Units of Opco. On February 10, 2021, the Sponsor acquired 7,187,500 Class B Units of Opco (which are profits interest only units) and 7,187,500 shares of the Company’s Class V common stock for no consideration. Also in February 2021, the Company paid $12,500 in exchange for 1,250 Class A Units of Opco. In October 2021, the Sponsor surrendered to the Company for no consideration 1,437,500 Class B Units of Opco and 1,437,500 shares of Class V common stock, resulting in an aggregate of 5,750,000 Class B Units of Opco and 5,751,250 shares of Class V common stock issued and outstanding.

The Company refers to the 5,750,000 Class B Units of Opco (or the Class A Units of Opco into which such Class B Units will convert) and corresponding number of shares of Class V common stock collectively as the “Founder Shares”. The Founder Shares consist of Class B Units of Opco (and any Class A Units of Opco into which such Class B Units are converted) and a corresponding number of shares of Class V common stock, which together will be exchangeable for shares of the Company’s Class A common stock after the time of an initial Business Combination on a one-for-one basis, subject to adjustment as provided herein. The Company refers to the 1,250 shares of the Company’s Class A common stock and the 1,250 Class A Units of Opco and a corresponding number of shares of the Company’s non-economic Class V common stock (which together will be exchangeable into shares of Class A common stock after an initial Business Combination on a one-for-one basis) collectively as the “Sponsor Shares”.

The Initial Stockholders have agreed to forfeit up to 750,000 Founder Shares to the extent that the over-allotment option is not exercised in full by the underwriter. The forfeiture will be adjusted to the extent that the over-allotment option is not exercised in full by the underwriter so that the Founder Shares will represent 20% of the Company’s issued and outstanding shares after the Initial Public Offering (excluding the Sponsor Shares). Pursuant to the exercise of the underwriter’s over-allotment option in full, the 750,000 Founder Shares are no longer subject to forfeiture.

The Class B Units of Opco will convert into Class A Units of Opco in connection with an initial Business Combination on a one-for-one basis, subject to adjustment for stock splits, stock dividends, reorganizations, recapitalizations and the like and subject to further adjustment. The Founder Shares consist of Class B Units of Opco (and any Class A

BEARD ENERGY TRANSITION ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

NOVEMBER 29, 2021

Units of Opco into which such Class B Units are converted) and a corresponding number of shares of Class V common stock, which together will be exchangeable for shares of Class A common stock after the time of the initial Business Combination on a one-for-one basis (subject to adjustment for stock splits, stock dividends, reorganizations, recapitalizations and the like), and subject to further adjustment. If additional shares of Class A common stock, or equity-linked securities, are issued or deemed issued in excess of the amounts sold in the Initial Public Offering and related to the closing of a Business Combination, the number of Class A Units of Opco into which the Class B Units of Opco will convert may be adjusted (unless the holders of a majority of the outstanding Founder Shares agree to waive such adjustment with respect to any such issuance or deemed issuance) so that the number of shares of Class A common stock issuable upon exchange of all Founder Shares will equal, in the aggregate, on an as-exchanged basis, 20% of the sum of the total outstanding shares of the Company’s common stock upon completion of the Initial Public Offering (excluding the Sponsor Shares and any shares issuable upon exercise of the warrants), plus all shares of Class A common stock and equity-linked securities issued or deemed issued in connection with the Business Combination (excluding any shares or equity-linked securities issued, or to be issued, to any seller in the Business Combination). In addition, the number of outstanding shares of Class V common stock will be adjusted through a stock split or stock dividend so that the total number of outstanding shares of Class V common stock corresponds to the total number of Class A Units of Opco outstanding (other than those held by the Company) plus the total number of Class A Units Opco into which the outstanding Class B Units of Opco are entitled to convert.

The Initial Stockholders have agreed, subject to limited exceptions, not to transfer, assign or sell any Founder Shares or Sponsor Shares held by them, and any shares of the Company’s Class A common stock acquired upon exchange of Founder Shares or Sponsor Shares, until one year after the date of the consummation of an initial Business Combination or earlier if, subsequent to an initial Business Combination, (i) the last sale price of the Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after an initial Business Combination or (ii) the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Private Placement Warrants

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 12,225,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant in a private placement to the Sponsor, including 1,200,000 Private Placement Warrants issued pursuant to the exercise of the underwriter’s over-allotment option in full, generating gross proceeds of $12,225,000.  Each Private Placement Warrant is exercisable to purchase one share of Class A common stock at a price of $11.50 per share. The proceeds from the sale of the Private Placement Warrants were added to the net proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Placement Warrants will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless.

Indemnity

The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below (i) $10.20 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes of the Company or Opco, except as to any claims by a third party or prospective target business who executed a waiver of any and all rights to

BEARD ENERGY TRANSITION ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

NOVEMBER 29, 2021

the monies held in the Trust Account (whether or not such waiver is enforceable) and except as to any claims under our indemnity of the underwriter of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, then the Sponsor will not be responsible to the extent of any liability for such third party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses and other entities with which the Company does business execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations. The Company has not asked the Sponsor to reserve for such indemnification obligations as the Company believes the likelihood of the Sponsor having to indemnify the Trust Account is limited because the Company will endeavor to have all vendors and prospective target businesses as well as other entities execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

Promissory Note - Related Party

On February 9, 2021, the Sponsor agreed to loan the Company an aggregate of up to $300,000 to cover expenses related to the Initial Public Offering pursuant to a promissory note (the “Promissory Note”). This loan is non-interest bearing and payable on the earlier of (i) August 8, 2021 or (ii) the completion of the Initial Public Offering. As of November 29, 2021, a total of $244,726 was outstanding under the promissory note. The outstanding balance under the Promissory Note was repaid on November 30, 2021 (see Note 8).

Administrative Support Agreement

The Company entered into an agreement, commencing on the effective date of the Initial Public Offering, to reimburse an affiliate of the Sponsor a total of up to $25,000 per month for administrative support as may be reasonably required by the Company. Upon the completion of an initial Business Combination, the Company will cease paying these monthly fees.

NOTE 5. WARRANTS

Public Warrants may only be exercised for a whole number of shares. No fractional shares will be issued upon exercise of the Public Warrants. The Public Warrants will become exercisable 30 days after the completion of a Business Combination, and are thereafter exercisable provided that the Company has an effective registration statement under the Securities Act covering the shares of Class A common stock issuable upon exercise of the Public Warrants and a current prospectus relating to them is available (or the Company permits holders to exercise their Public Warrants on a cashless basis and such cashless exercise is exempt from registration under the Securities Act). The Public Warrants will expire five years from the completion of a Business Combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.

The Company has agreed that as soon as practicable, but in no event later than 20 business days after the closing of an initial Business Combination, the Company will use its commercially reasonable efforts to file a post-effective amendment to the registration statement for the Initial Public Offering or a new registration statement with the SEC under the Securities Act, of the shares of Class A common stock issuable upon exercise of the warrants. The Company will its commercially reasonable efforts to cause the same to become effective and to maintain the effectiveness of such registration statement or post-effective amendment to the registration for the Initial Public Offering, and a current prospectus relating thereto, until the expiration of the warrants in accordance with the provisions of the warrant agreement. Notwithstanding the above, if the Class A common stock is at the time of any exercise of a warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section

BEARD ENERGY TRANSITION ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

NOVEMBER 29, 2021

18(b)(1) of the Securities Act, the Company may, at its option, require holders of Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, the Company will not be required to file or maintain in effect a registration statement, but the Company will be required to use its commercially reasonable efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available. In addition, if any such registration statement has not been declared effective by the sixtieth (60th) business day following the closing of the initial Business Combination, holders of the warrants will have the right, during the period beginning on the sixty first (61st) business day after the closing of the initial Business Combination and ending upon such registration statement being declared effective by the Commission, and during any other period when the Company has failed to have maintained an effective registration statement covering the shares of Class A common stock issuable upon exercise of the warrants, to exercise such warrants on a “cashless basis.”

Once the warrants become exercisable, the Company may redeem the outstanding Public Warrants for cash:

•	in whole and not in part;
•	at a price of $0.01 per warrant;
•	upon a minimum of 30 days’ prior written notice of redemption (the "30-day redemption period"); and
•

if, and only if, the last sale price of the Class A common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders.

The Company will not redeem the warrants for cash unless a registration statement under the Securities Act covering the shares of Class A common stock issuable upon exercise of the warrants is effective and a current prospectus relating to those shares of Class A common stock is available throughout the 30-day redemption period or the Company has elected to require exercise of the warrants on a “cashless basis.” If and when the Public Warrants become redeemable by the Company, the Company may exercise its redemption right even if the Company is unable to register or qualify the underlying securities for sale under all applicable state securities laws.

The exercise price and number of the ordinary shares issuable upon exercise of the warrants may be adjusted in certain circumstances including consolidation, combination, reverse share split, reclassification or similar event. If (x) the Company issues additional Class A common stock or equity-linked securities for capital raising purposes in connection with the closing of the initial Business Combination at an issue price or effective issue price of less than $9.20 per share of Class A common stock (with such issue price or effective issue price to be determined in good faith by the Company's board and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuance represents more than 60% of the total equity proceeds, and interest thereon, available for the funding of the initial Business Combination on the date of the consummation of the initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Class A common stock during the 20 trading day period starting on the trading day prior to the day on which the Company consummates the initial Business Combination (such price, the “Market Value”) is below $9.20 per share, (i) the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and, with respect to the Public Warrants only, (ii) the $18.00 per share redemption trigger price described above will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price.

The Private Placement Warrants have terms and provisions that are substantially identical to the Public Warrants, except that the Private Placement Warrants will not be redeemable by the Company and may be exercised for cash or on a “cashless basis.”

BEARD ENERGY TRANSITION ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

NOVEMBER 29, 2021

The Company accounts for the 23,725,000 warrants issued in connection with the Initial Public Offering (including 11,500,000 Public Warrants and 12,225,000 Private Placement Warrants) in accordance with the guidance contained in ASC 480 and ASC 815. Such guidance provides that the warrants described above are not precluded from equity classification. Equity-classified contracts are initially measured at fair value (or allocated value). Subsequent changes in fair value are not recognized as long as the contracts continue to be classified in equity.

NOTE 6. STOCKHOLDERS' DEFICIT

Preferred stock — The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $0.0001 per share, with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of November 29, 2021 there were no shares of preferred stock issued or outstanding.

Class A common stock — The Company is authorized to issue 200,000,000 shares of Class A common stock with a par value of $0.0001 per share. As of November 29, 2021, there were 23,001,250 shares of Class A common stock issued and outstanding, all of which were subject to possible redemption and were classified at their redemption value outside of stockholders' deficit on the balance sheet.

Class V common stock — The Company is authorized to issue 20,000,000 shares of Class V common stock with a par value of $0.0001 per share. As of November 29, 2021, there were 5,751,250 shares of Class V common stock issued and outstanding.  On February 10, 2021, the Sponsor acquired 7,187,500 shares of the Company’s Class V common stock for no consideration. In October 2021, the Sponsor surrendered to the Company for no consideration 1,437,500 shares of Class V common stock, resulting in an aggregate of 5,751,250 shares of Class V common stock issued and outstanding. Of the 5,751,250 shares of Class V common stock outstanding, up to 750,000 shares were subject to forfeiture to the Company by the Sponsor, or its permitted transferees, for no consideration to the extent that the underwriter’s over-allotment option is not exercised, so that the Initial Stockholders would collectively own 20% of the Company’s issued and outstanding common stock after the Initial Public Offering. Pursuant to the exercise of the underwriter’s over-allotment option in full, the 750,000 shares of Class V common stock are no longer subject to forfeiture.

Common stockholders of record are entitled to one vote for each share held on all matters to be voted on by stockholders. On any other matter submitted to a vote of the Company’s stockholders, holders of Class A common stock and holders of Class V common stock will vote together as a single class on all matters submitted to a vote of the Company’s stockholders except as required by law.

Class A and Class B Units issued by Opco — The Class B Units of Opco are considered profits interest only units with no initial value. Subject to the obligation of Opco to make tax distributions and to reimburse the Company for its corporate and other overhead expenses, Opco will have the right to determine when non-liquidating distributions will be made to the holders of Opco Units and the amount of any such distributions. Opco does not anticipate making any such distributions (other than tax distributions and reimbursements of expenses) to holders of Opco Units (including the Company) prior to an initial Business Combination, other than redemptions of Class A Units of Opco held by the Company in connection with a redemption of Public Shares. If Opco authorizes a non-liquidating distribution, whether before or following the initial Business Combination, the distribution will be made to holders of Opco Units on a pro rata basis in accordance with their respective percentage ownership of Opco Units.

The Class B Units of Opco will convert into Class A Units of Opco in connection with an initial Business Combination on a one-for-one basis, subject to adjustment for stock splits, stock dividends, reorganizations, recapitalizations and the like.

BEARD ENERGY TRANSITION ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

NOVEMBER 29, 2021

In addition, following an initial Business Combination, holders of Class A Units of Opco (other than the Company) will have the right, subject to certain limitations, to exchange Class A Units of Opco (and a corresponding number of shares of Class V common stock) for, at the Company’s option, (i) shares of Class A common stock on a one-for-one basis, subject to adjustment for stock splits, stock dividends, reorganizations, recapitalizations and the like, or (ii) a corresponding amount of cash. The decision to make a cash payment upon an exercise of an exchange right will be made by the Company’s independent directors.

In February 2021, an affiliate of the Sponsor purchased 1,250 Class A Units of Opco and the Sponsor acquired 7,187,500 Class B Units of Opco. Also in February 2021, the Company paid $12,500 in exchange for 1,250 Class A Units of Opco. In October 2021, the Sponsor surrendered to the Company for no consideration 1,437,500 Class B Units of Opco, resulting in an aggregate of 5,750,000 Class B Units of Opco issued and outstanding.

NOTE 7. COMMITMENTS AND CONTINGENCIES

Registration and Stockholder Rights Agreement

The holders of the Founder Shares, Sponsor shares, Private Placement Warrants and warrants that may be issued upon conversion of working capital loans (and any shares of the Company's Class A common stock issuable upon the exercise of the Private Placement Warrants or exchange of the Founder Shares issued upon exercise of the Private Placement Warrants and warrants that may be issued upon conversion of working capital loans and upon exchange of the Founder Shares) are entitled to registration rights pursuant to a registration rights agreement signed on the effective date of the Initial Public Offering, requiring the Company to register such securities for resale (in the case of the Founder Shares, only after the Founder Shares become exchangeable for the shares of Class A common stock). The holders of these securities, having at least $25 million in the aggregate, are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the Company's completion of the initial Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The underwriter purchased 3,000,000 Units to cover over-allotments at the Initial Public Offering price, less the underwriting commissions.

The underwriter was paid a cash underwriting discount of two percent (2%) of the gross proceeds of the Public Offering, or $4,600,000. Additionally, the underwriter will be entitled to a deferred underwriting commission of 3.5%, or $8,050,000, of the gross proceeds of the Public Offering held in the Trust Account upon the completion of the Company’s initial Business Combination subject to the terms of the underwriting agreement.

NOTE 8. SUBSEQUENT EVENTS

The Company has evaluated subsequent events to determine if events or transactions occurring after the balance sheet date through December 3, 2021, require potential adjustment to or disclosure in the financial statement. Other than as described below, the Company did not identify any other subsequent events that would have required adjustment or disclosure in the financial statements.

On November 30, 2021, the Company repaid the outstanding balance under the Promissory Note of $244,726.